UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2012

Bluerock Multifamily Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-153135	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Heron Tower, 70 East 55th Street, 9th Floor New York, NY 10022
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

Bluerock Enhanced Multifamily Trust, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 21, 2012, Bluerock Multifamily Growth REIT, Inc. (the “Company”), formerly known as Bluerock Enhanced Multifamily Trust, Inc., filed, with the Securities Exchange Commission, a Current Report on Form 8-K dated December 17, 2012 (the “Form 8-K”), in conjunction with the acquisition of a material, indirect equity interest of 35.3% in a 190-unit apartment complex commonly known as “MDA City Apartments” (the “MDA Property”).

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends Item 9.01 of the Form 8-K to present certain financial statements of the MDA Property and to present certain unaudited pro forma financial statements of the Company in connection with the Company’s acquisition of a material, indirect equity interest in the MDA Property, which financial statement and unaudited pro forma financial information are filed as exhibits hereto. This Form 8-K/A should be read in conjunction with the Form 8-K.

ITEM 7.01 REGULATION FD DISCLOSURE

On March 4, 2012, the Company intends to begin using the following information included in Item 7.01 of this Form 8-K/A in connection with discussing the transaction reported in Item 2.01 of the Form 8-K with stockholders and their financial advisors. The information included in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Summary Pro Forma Financial Information

An unaudited pro forma consolidated balance sheet for the Company as of September 30, 2012, has been prepared to give effect to the purchase of joint venture interests in the MDA Property as described in Item 2.01 of the Form 8-K as if the purchase of interests occurred on September 30, 2012 (the “Pro Forma Balance Sheet”). The Pro-Forma Balance Sheet has been filed as an exhibit to this Form 8-K/A beginning at page F-5, should be reviewed in its entirety and is subject to the assumptions, adjustments and qualifications described therein. As described in the Pro Forma Balance Sheet, the pro forma effect of these transactions on the Company’s consolidated balance sheet as of September 30, 2012 would be to:

(1)	increase total assets from approximately $63.5 million to $152.1 million,

(2)	increase mortgage payable liabilities from $41.2 million to approximately $96.3 million,

(3)	increase line of credit from zero to approximately $10.8 million,

(4)	increase total liabilities from approximately $43.5 million to $110.3 million, and

(5)	increase total stockholders’ equity from approximately $9.9 million to $14.9 million.

In addition to our acquisition of our joint venture interest in the MDA Property described in Item 2.01 of the Form 8-K, on December 3, 2009, we completed an investment in a joint venture to acquire a 432-unit garden-style multifamily community known as Springhouse at Newport News (the “Springhouse Property”), located in Newport News, Virginia. On June 27, 2012, we completed the purchase of an additional joint venture equity interest in the Springhouse Property, bringing our indirect equity interest to 38.25%.

On March 31, 2010, we completed an investment in a joint venture to acquire a 192-unit garden-style multifamily community known as The Reserve at Creekside Village (the “Creekside Property”), located in Chattanooga, Tennessee. On June 27, 2012, we purchased an additional joint venture equity interest in the Creekside Property, bringing our indirect equity interest to 24.706%.

1

The aggregate purchase price for our acquisitions of the additional joint venture interests in the Springhouse Property and the Creekside Property was $0.2 million, excluding closing costs.

On June 27, 2012, we also sold all of our joint venture interest in BR Meadowmont Managing Member, LLC (the “Meadowmont Managing Member JV Entity”), for an aggregate sale price of $3.1 million, excluding closing costs and a disposition fee paid to an affiliate of our advisor of $136,216. The Meadowmont Managing Member JV Entity held an indirect 50% equity interest in a 258-unit multifamily community known as The Apartments at Meadowmont, located in Chapel Hill, North Carolina.

On October 2, 2012, we completed an investment in a joint venture to acquire an indirect equity interest of 48.4% in 198 units of a 220-unit multifamily housing community known as Enders Place (the “Enders Property”), located in Orlando, Florida, for a purchase price of $25.1 million, plus closing costs.

An unaudited pro forma consolidated statement of operations of the Company for the nine months ended September 30, 2012 has been prepared to give effect to the purchase of the additional joint venture interests in the Springhouse and Creekside properties and joint venture interest in the Enders and MDA properties as if the purchase of interests occurred on January 1, 2011, and to give effect to the disposition of the joint venture interest in the Meadowmont property as if the disposition of the interest occurred on January 1, 2011 (the “September 30, 2012 Pro Forma Statement of Operations”). The September 30, 2012 Pro-Forma Statement of Operations has been filed as an exhibit to this Form 8-K/A beginning at page F-7, should be reviewed in its entirety and is subject to the assumptions, adjustment and qualifications described therein. As described in the September 30, 2012 Pro Forma Statement of Operations, the pro forma effect of these transactions on the Company’s consolidated statement of operations for the nine months ended September 30, 2012 would be to:

(1)	increase total revenues from $1.6 million to approximately $10.5 million,

(2)	increase total expenses from approximately $3.4 million to $9.1 million,

(3)	increase equity in earnings of unconsolidated joint ventures from approximately $4 thousand to $12 thousand,

(4)	increase operating income from a loss of approximately $1.7 million to income of $1.4 million, and

(5)	decrease net income attributable to common shareholders from approximately $3.7 million to a net loss attributable to common shareholders of $0.5 million.

Additionally, an unaudited consolidated pro forma statement of operations of the Company for the year ended December 31, 2011 has been prepared to give effect to the purchase of the additional joint venture interests in the Springhouse and Creekside properties and joint venture interest in the Enders and MDA properties as if the purchase of interests occurred on January 1, 2011, and to give effect to the disposition of the joint venture interest in the Meadowmont property as if the disposition of the interest occurred on January 1, 2011 (the “December 31, 2011 Pro Forma Statement of Operations”). The December 31, 2011 Pro-Forma Statement of Operations has been filed as an exhibit to this Form 8-K/A beginning at page F-9, should be reviewed in its entirety and is subject to the assumptions, adjustment and qualifications described therein. As described in the December 31, 2011 Pro Forma Statement of Operations, the pro forma effect of these transactions on the Company’s consolidated statement of operations for the year ended December 31, 2011 would be to:

(1)	increase total revenues from zero to approximately $13.3 million,

(2)	increase total expenses from $3.9 million to approximately $18.3 million,

(3)	increase equity in earnings of unconsolidated joint ventures from approximately a loss of $74 thousand to earnings of $77 thousand, and

(4)	increase net loss attributable to common shareholders from approximately $4.3 million to $6.5 million.

2

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Real Estate Acquired.

MDA Apartments

Page
Independent Auditors’ Report	F-1
Combined Historical Statements of Revenues and Certain Direct Operating Expenses for the nine months ended September 30, 2012 (unaudited) and for the year ended December 31, 2011 and the nine months ended September 30, 2011 (unaudited)	F-2
Notes to Combined Historical Statements of Revenues and Certain Direct Operating Expenses for the nine months ended September 30, 2012 (unaudited) and for the year ended December 31, 2011 and the nine months ended September 30, 2011 (unaudited)	F-3

(b) Pro Forma Financial Information.

Bluerock Multifamily Growth REIT, Inc.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks described in the "Risk Factors" section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and its other filings with the Securities and Exchange Commission.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK MULTIFAMILY GROWTH REIT, INC.

DATE: March 4, 2013	By:	/s/ Jordan Ruddy
Jordan Ruddy President

4

Independent Auditors’ Report

Board of Directors and Stockholders

Bluerock Multifamily Growth REIT, Inc.

We have audited the accompanying Combined Historical Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2011 of MDA Apartments (the “Property”). This financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Combined Historical Statement of Revenues and Certain Direct Operating Expenses referred to above present fairly, in all material respects, the revenues and certain direct operating expenses described in Note 2 of the financial statement for the year ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO USA LLP

Nashville, Tennessee

March 4, 2013

F-1

MDA APARTMENTS
COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN DIRECT OPERATING EXPENSES
(Dollars in thousands)

	For the Year Ended December 31, 2011	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2011
		(Unaudited)	(Unaudited)
Revenues
Rental income	$4,116	$3,229	$3,060
Other rental revenue	193	218	151
Total revenues	4,309	3,447	3,211

Certain direct operating expenses
Property operating expenses	1,238	946	909
Property taxes and insurance	292	228	219
Management fees	129	96	97
Total certain direct operating expenses	1,659	1,270	1,225

Revenues in excess of certain direct operating expenses	$2,650	$2,177	$1,986

See accompanying notes to combined historical financial statements.

F-2

 MDA APARTMENTS

NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN DIRECT OPERATING EXPENSES

Note 1 – Business

MDA Apartments (the “Property”) is a 190 unit apartment complex located in Chicago, Illinois. The financial information above combines the financial results of MDA City Apartments, LLC, MDA Master Tenant, LLC and MDA Master Tenant Commercial, LLC.

Note 2 – Basis of Presentation

The accompanying Combined Historical Statements of Revenues and Certain Direct Operating Expenses have been prepared for the purpose of complying with Rule 3-14 of the United States Securities and Exchange Commission Regulation S-X and are not intended to be a complete presentation of the Property’ revenues and expenses. The financial statements have been prepared on the accrual basis of accounting and require management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

In preparation of the accompanying Combined Historical Statements of Revenues and Certain Direct Operating Expenses, subsequent events were evaluated for recognition or disclosure through March 4, 2013, which is the date the financial statements were issued.

Note 3 – Unaudited Interim Information

In the opinion of the Property’s management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation (in accordance with Basis of Presentation as described in Note 2) have been made to the accompanying unaudited amounts for the nine months ended September 30, 2012 and 2011.

Note 4 – Revenues

The Property contains apartment units occupied under various lease agreements with tenants. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis. Some of the leases include provisions under which the Property is reimbursed for certain operating costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Other rental income consists of charges billed to tenants for utilities reimbursements, administrative, application and other fees and is recognized when earned.

Note 5 – Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Property operating costs includes property staff salaries, marketing, utilities, landscaping, repairs and maintenance, and other general costs associated with operating the property. Costs such as depreciation, amortization, interest, and professional fees are excluded from the financial statements.

Note 6 – Commitment and Contingencies

From time to time, MDA Apartments may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its financial condition or results of operations for the periods presented.

Management is not aware of any material environmental liabilities relating to MDA Apartments that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to MDA Apartments could result in future environmental liabilities.

F-3

BLUEROCK MULTIFAMILY GROWTH REIT, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the consolidated balance sheet of Bluerock Multifamily Growth REIT, Inc. (the “Company”), formerly Bluerock Enhanced Multifamily Trust, Inc., as of September 30, 2012, which has been filed with the SEC in the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2012 and the Current Report on Form 8-K/A filed with the SEC on December 14, 2012. In addition, this pro forma information should be read in conjunction with the Combined Historical Statement of Revenues and Certain Direct Operating Expenses of MDA Apartments, which are included herein.

The aggregate purchase price for the Property was $54.9 million, plus closing costs. The acquisition was funded with $9.7 million of gross equity from BR VG MDA JV Member, LLC, and a $37.6 million senior mortgage loan. The terms of the senior mortgage loan are described in Item 2.03 on the Form 8-K. The purchase price for the transaction was determined through negotiations with MDA Associates of Illinois, LLC, and its affiliates (the “Seller”). Neither we nor our advisor is affiliated with the Seller and there is no material relationship between the Seller and us or our affiliates, or any of our directors, officers or their respective associates, other than in respect of this transaction. In evaluating the Property as a potential investment and determining whether the amount of consideration to be paid was appropriate, a variety of factors were considered, including overall valuation of net rental income, expected capital expenditures, the community features and amenities, location, environmental issues, demographics, price per unit and occupancy.

On December 3, 2009, we completed an investment in a joint venture to acquire a 432-unit garden-style multifamily community known as Springhouse at Newport News (the “Springhouse Property”), located in Newport News, Virginia. On June 27, 2012, we completed the purchase of an additional joint venture equity interest in the Springhouse Property, bringing our indirect equity interest to 38.25%.

On March 31, 2010, we completed an investment in a joint venture to acquire a 192-unit garden-style multifamily community known as The Reserve at Creekside Village (the “Creekside Property”), located in Chattanooga, Tennessee. On June 27, 2012, we purchased an additional joint venture equity interest in the Creekside Property, bringing our indirect equity interest to 24.706%.

The aggregate purchase price for our acquisitions of the additional joint venture interests in the Springhouse Property and the Creekside Property was $202,532, excluding closing costs.

On June 27, 2012, we also sold all of our joint venture interest in BR Meadowmont Managing Member, LLC (the “Meadowmont Managing Member JV Entity”), for an aggregate sale price of $3.1 million, excluding closing costs and a disposition fee paid to an affiliate of our advisor of $136,216. The Meadowmont Managing Member JV Entity held an indirect 50% equity interest in a 258-unit multifamily community known as The Apartments at Meadowmont, located in Chapel Hill, North Carolina.

On October 2, 2012, we completed an investment in a joint venture to acquire an indirect equity interest of 48.4% in 198 units of a 220-unit multifamily housing community known as Enders Place (the “Enders Property”), located in Orlando, Florida, for a purchase price of $25.1 million, plus closing costs.

The following unaudited pro forma consolidated balance sheet as of September 30, 2012, has been prepared to give effect to the acquisition of indirect equity interest in the Property and the Enders Property on that date. The following unaudited pro forma statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011 have been prepared to give effect to the acquisition of indirect equity interest in the Property, the acquisition of additional indirect equity interest in the Springhouse and Creekside properties, and the acquisition of the Enders Property as if the purchase of interests occurred on January 1, 2011 and to give effect to the disposition of the joint venture interest in the Meadowmont property as if the disposition of the interest occurred on January 1, 2011, with respect to the statement of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the purchases and disposition of joint venture interests been consummated as of the dates indicated. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the purchase of interests. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

F-4

BLUEROCK MULTIFAMILY GROWTH REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2012

	Bluerock Multifamily Growth REIT, Inc. Historical (a)	Pro Forma Adjustments for Enders Place at Baldwin Park (b)		Pro Forma Adjustments for MDA City Apartments (c)		Pro Forma Total
ASSETS
Real Estate
Land	$8,420,000	$4,750,000	(c)	$9,500,000	(d)	$22,670,000
Building and improvements	45,434,747	19,156,045	(c)	50,814,244	(d)	115,405,036
Furniture, fixtures and equipment	1,447,590	523,710	(c)	455,359	(d)	2,426,659
Total Gross Real Estate Investments	55,302,337	24,429,755		60,769,603		140,501,695
Accumulated depreciation	(470,972)	-		-		(470,972)
Total Net Real Estate Investments	54,831,365	24,429,755		60,769,603		140,030,723
Investments in unconsolidated real estate joint ventures	2,470,256	-		-		2,470,256
In-place lease value, net	607,421	670,245	(c)	930,397	(d)	2,208,063
Cash and cash equivalents	3,846,980	107,415	(c)	(295,511	) (d)	3,658,884
Restricted cash	842,371	646,610	(c)	896,111	(d)	2,385,092
Due from affiliates	622,453	-		-		622,453
Accounts receivables, prepaids and other assets	241,388	390,438	(c)	68,967	(d)	700,793
Total Assets	$63,462,234	$26,244,463		$62,369,567		$152,076,264

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Mortgage payable	$41,239,778	$17,500,000	(d)	$37,600,000	(e)	$96,339,778
Line of credit	-	4,800,000	(e)	6,000,000	(f)	10,800,000
Accounts payable	87,104	-		-		87,104
Other accrued liabilities	986,818	516,207	(c)	282,327	(d)	1,785,352
Due to affiliates	1,022,406	153,491	(c)	-		1,175,897
Distributions payable	114,367	-		-		114,367
Total Liabilities	43,450,473	22,969,698		43,882,327		110,302,498

Commitments and contingencies
Redeemable common stock	230,277	-		-		230,277

Stockholders' Equity
Preferred stock, $0.01 par value, 250,000,000 shares authorized; none
issued and outstanding	-	-		-		-
Common stock, $0.01 par value, 749,999,000 shares authorized;
2,028,034 and 1,113,968 shares issued and outstanding as of
September 30, 2012 and December 31, 2011, respectively	20,280	-		-		20,280
Nonvoting convertible stock, $0.01 par value per share; 1,000 shares
authorized, issued and outstanding	10	-		-		10
Additional paid-in-capital, net of costs	14,831,676	-		-		14,831,676
Cumulative distributions and net losses	(4,951,656)	(923,884	) (f)	5,970,958	(g)	95,418
Total Stockholders' Equity	9,900,310	(923,884)		5,970,958		14,947,384
Noncontrolling interest	9,881,174	4,198,649	(g)	12,516,282	(h)	26,596,105
Total Equity	19,781,484	3,274,765		18,487,240		41,543,489
TOTAL LIABILITIES AND EQUITY	$63,462,234	$26,244,463		$62,369,567		$152,076,264

See Notes to Unaudited Pro Forma Consolidated Balance Sheet

F-5

BLUEROCK MULTIFAMILY GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of September 30, 2012

(a)	Historical consolidated financial information derived from the Company’s quarterly report on Form 10-Q as of September 30, 2012.

(b)	Represents the purchase of Enders Place at Baldwin Park, which the Company expects to consolidate on its balance sheet. The aggregate purchase price of the Enders Property was approximately $25.1 million, plus closing costs. The acquisition was funded with $9.2 million of gross equity of which the Company funded $4.7 million through a joint venture for its 48.4% indirect equity interest, and $17.5 million senior mortgage loan. The cash paid by the Company was funded by cash drawn on its working capital line of credit provided by Bluerock Special Opportunity + Income Fund II, LLC and Bluerock Special Opportunity + Income Fund III, LLC. Amounts presented are at fair value.

(c)	Represents the purchase of MDA Apartments, which the Company expects to consolidate on its balance sheet. The aggregate purchase price of the Property was approximately $54.9 million, plus closing costs. The acquisition was funded with $9.7 million of gross equity of which the Company funded $6.6 million through a joint venture for its 35.31% indirect equity interest, and $37.6 million senior mortgage loan. The cash paid by the Company was funded by cash drawn on its working capital line of credit provided by Bluerock Special Opportunity + Income Fund II, LLC and Bluerock Special Opportunity + Income Fund III, LLC. Amounts presented are at fair value.

(d)	Represents the preliminary purchase price allocations incurred related to the purchase of Enders Property and the Property, respectively. The Company recorded tangible assets and identifiable intangibles (consisting of in-place leases) based on their estimated fair values.

(e)	Represents mortgage payable assumed at fair value at the date of acquisition.

(f)	Represents draw on working capital line of credit at the date of acquisition.

(g)	Represents the Company’s interest in the fair value of the consolidated property’s net assets acquired at the date of acquisition, excluding deferred financing fees, and any acquisition related expenses on the date of acquisition.

(h)	Represents the noncontrolling interest in the fair value of the consolidated property’s net assets acquired at the date of acquisition, excluding deferred financing fees, and any share of the acquisition related expenses on the date of acquisition.

F-6

BLUEROCK MULTIFAMILY GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the Nine Months Ended September 30, 2012

		Pro-Forma Adjustments
	Bluerock Multifamily Growth REIT Inc. Historical (a)	Springhouse at Newport News (b)		The Reserve at Creekside Village (c)		The Apartments at Meadowmont (d)		Enders Place at Baldwin Park (e)		MDA City Apartments (f)		Pro Forma Total
Revenue
Net rental income	$1,563,483	$1,862,019	(f)	$1,014,936	(f)	$-		$2,271,823	(f)	$3,224,908	(g)	$9,937,169
Other	62,282	86,569	(f)	68,557	(f)	-		127,400	(f)	$238,654	(g)	583,462
Total revenues	1,625,765	1,948,588		1,083,493		-		2,399,223		3,463,562		10,520,631
Expenses
Property operating expenses	537,256	487,180	(g)	235,418	(g)	-		174,633	(g)	948,793	(h)	2,383,280
Management fees	66,092	80,464	(g)	43,589	(g)	-		65,740	(g)	93,128	(h)	349,013
Depreciation and amortization	1,134,898	101,114	(h)	80,239	(h)	-		546,983	(h)	1,356,408	(i)	3,219,642
General and administrative expenses	1,162,263	35,360	(g)	30,177	(g)	(136,525)		64,340	(g)	31,216	(h)	1,186,831
Asset management and oversight fees to affiliates	239,866	-		-		(18,359)		-		-		221,507
Real estate taxes and insurance	212,085	213,047	(g)	195,549	(g)	-		818,015	(g)	311,407	(h)	1,750,103
Total expenses	3,352,460	917,165		584,972		(154,884)		1,669,711		2,740,952		9,110,376

Other operating activities
Equity in earnings (loss) of unconsolidated joint ventures	4,049	13,507	(i)	(8,680	) (i)	3,013		-		-		11,889
Operating (loss) income	(1,722,646)	1,044,930		489,841		157,897		729,512		722,610		1,422,144
Other income (expense)
Gain on revaluation of equity on business combination	3,450,460	(2,247,447	) (j)	(1,203,013	) (j)	-		-				-
Gain on sale of joint venture interests	2,014,533	-		-		(2,014,533	)(k)	-				-
Interest expense, net	(452,751)	84,692	(l)	(261,419	) (m)	-		(791,377	) (n)	(1,846,200	) (p)	(3,267,055)
Total other (expense) income	5,012,242	(2,162,755)		(1,464,432)		(2,014,533)		(791,377)		(1,846,200)		(3,267,055)

Net (loss) income	3,289,596	(1,117,825)		(974,591)		(1,856,636)		(61,865)		(1,123,590)		(1,844,911)

Net (loss) income attributable to Noncontrolling Interest	(447,470)	(110,213	) (o)	(70,162	) (o)	-		(31,923	) (o)	(726,850	) (q)	(1,386,618)
Net (loss) income attributable to common shareholders	$3,737,066	$(1,007,612	) (p)	$(904,429	) (p)	$(1,856,636)		$(29,942	) (p)	$(396,740	) (r)	$(458,293)

Basic Income (Loss) Per Common Share	$2.43											$(0.30)
Diluted Income (Loss) Per Common Share	$2.40											$(0.29)

Weighted Average Basic Common Shares Outstanding	1,537,554											1,537,554
Weighted Average Diluted Common Shares Outstanding	1,583,873											1,583,873

See Notes to Unaudited Pro Forma Consolidated Statement of Operations

F-7

 BLUEROCK MULTIFAMILY GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2012

(a)	Historical consolidated financial information derived from the Company’s quarterly report on Form 10-Q for the nine months ended September 30, 2012.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of additional joint venture interest in the Springhouse Property as if these assets had been acquired on January 1, 2011, which would result in consolidation of the operations of the Springhouse Property on the Company’s consolidated statement of operations, including pro forma adjustments, for the entire period. Pro forma adjustments for the period prior to acquisition were derived directly from the property’s actual results of operations for that period. For the period subsequent to acquisition, June 28, 2012 through September 30, 2012, actual results are included in the historical consolidated financial information presented for the nine months ended September 30, 2012.

(c)	Represents adjustments to historical operations of the Company to give effect to the purchase of additional joint venture interest in the Creekside Property as if these assets had been acquired on January 1, 2011, which would result in consolidation of the operations of the Creekside Property on the Company’s consolidated statement of operations, including pro forma adjustments, for the entire period. Pro forma adjustments for the period prior to acquisition were derived directly from the property’s actual results of operations for that period. For the period subsequent to acquisition, June 28, 2012 through September 30, 2012, actual results are included in the historical consolidated financial information presented for the nine months ended September 30, 2012.

(d)	Reflects sale of the Company’s 32.5% equity interest in BR Meadowmont Managing Member, LLC (the “Meadowmont Managing Member JV Entity”) to Bluerock Special Opportunity + Income Fund II, LLC, for an aggregate purchase price of $3.1 million, excluding closing costs and a disposition fee paid to an affiliate of the Advisor of $136,216.

(e)	Represents adjustments to historical operations of the Company to give effect to the purchase the of Enders Property as if these assets had been acquired on January 1, 2011. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments, for the nine months ended September 30, 2012.

(f)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Property as if these assets had been acquired on January 1, 2011. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments, for the nine months ended September 30, 2012.

(g)	Represents base rental income, operating cost reimbursements and other income from tenants (not reflected in the historical statement of operations of Bluerock Multifamily Growth REIT, Inc.) for the nine months ended September 30, 2012. For the Springhouse and Creekside properties, pro forma adjustments for the period prior to acquisition were derived directly from the property’s actual results of operations for that period. For the period subsequent to acquisition, June 28, 2012 through September 30, 2012, actual results are included in the historical consolidated financial information presented for the nine months ended September 30, 2012.

(h)	Represents rent-related expenses and expenses related to other operating activities based on historical operating results of each property. For the Springhouse and Creekside properties, pro forma adjustments for the period prior to acquisition were derived directly from the property’s actual results of operations for that period. For the period subsequent to acquisition, June 28, 2012 through September 30, 2012, actual results are included in the historical consolidated financial information presented for the nine months ended September 30, 2012.

F-8

(i)	Represents depreciation and amortization expense for the nine months ended September 30, 2012 based on the preliminary allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful life of 30 – 35 years for the building, 15 years for building and land improvements and five years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year. For the Springhouse and Creekside properties, pro forma adjustments for the period prior to acquisition were derived for that period based on the determined fair value of the assets at the date of acquisition. For the period subsequent to acquisition, June 28, 2012 through September 30, 2012, actual results are included in the historical consolidated financial information presented for the nine months ended September 30, 2012.

(j)	Represents the write-off of the Company’s equity interest in each property, upon consolidation of each property’s historical financial information.

(k)	Represents gain recognized upon acquisition, less associated acquisition costs, reflected in the historical statement of operations of Bluerock Multifamily Growth REIT, Inc., but that would have been recognized in a previous period as assets are assumed to have been acquired on January 1, 2011.

(l)	Represents gain recognized upon sale, less associated disposition costs, reflected in the historical statement of operations of Bluerock Multifamily Growth REIT, Inc., but that would have been recognized in a previous period as assets are assumed to have been sold on January 1, 2011.

(m)	Represents decrease in interest expense associated with a $23.4 million mortgage loan which bears a fixed interest rate of 5.66% and matures on January 1, 2020, net of the amortization of the fair value of debt at acquisition date adjustment, calculated as if the loan were acquired on January 1, 2011.

(n)	Represents additional interest expense associated with a $13.0 million mortgage loan which bears a fixed interest rate of 4.60% and matures on November 11, 2050, net of the amortization of the fair value of debt adjustment, as if the loan was acquired on January 1, 2011.

(o)	Represents interest expense incurred on a $17.5 million mortgage loan which bears a fixed interest rate of 3.97% that matures on November 1, 2022 and interest expense incurred on a $4.8 million draw from a working capital line of credit which bears an interest rate of 7.50%.

(p)	Represents interest expense incurred on a $36.7 million mortgage loan which bears a fixed interest rate of 5.35% that matures on January 1, 2023 and interest expense incurred on a $6.0 million draw from a working capital line of credit which bears an interest rate of 7.50%.

(q)	Represents the noncontrolling interest in the consolidated property’s net income (loss).

(r)	Represents the Company’s interest in the consolidated property’s net income (loss).

F-9

BLUEROCK MULTIFAMILY GROWTH REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2011

		Pro-Forma Adjustmen4ts
	Bluerock Multifamily Growth REIT, Inc. Historical (a)	Springhouse at Newport News (b)		The Reserve at Creekside Village ( c)		The Apartments at Meadowmont (d)	Enders Place at Baldwin Park (e)		MDA Apartments (f)		Pro Forma Total
Revenue
Net rental income	$-	$3,721,795	(f)	$1,954,615	(f)	$-	$2,824,675	(f)	$4,116,960	(g)	$12,618,045
Other	-	190,911	(f)	125,518	(f)	-	124,181	(f)	$193,745	(g)	634,355
Total revenues	-	3,912,706		2,080,133		-	2,948,856		4,310,705		13,252,400
Expenses
Property operating expenses	-	946,380	(g)	475,381	(g)	-	229,902	(g)	1,238,188	(h)	2,889,851
Management fees	-	165,424	(g)	85,937	(g)	-	80,939	(g)	124,171	(h)	456,471
Depreciation and amortization	-	1,870,632	(h)	1,145,637	(h)	(2,316)	1,399,556	(h)	2,738,942	(i)	7,152,451
General and administrative expenses	3,564,948	99,961	(g)	120,356	(g)	(165,937)	775,325	(g)	960,996	(h)	5,355,649
Asset management and oversight fees to affiliates	330,156	-		-		(46,140)	-		-		284,016
Real estate taxes and insurance	-	417,807	(g)	361,099	(g)	-	1,118,444	(g)	293,307	(h)	2,190,657
Total expenses	3,895,104	3,500,204		2,188,410		(214,393)	3,604,166		5,355,604		18,329,095

Other operating activities
Equity in loss (earnings) of unconsolidated joint ventures	73,665	(84,326	) (i)	(46,768	) (i)	(19,850)	-		-		(77,279)
Operating (loss) income	(3,968,769)	496,828		(61,509)		234,243	(655,310)		(1,044,899)		(4,999,416)
Other income (expense)
Interest expense, net	(346,562)	(987,118	) (j)	(537,919	) (k)	8,803	(1,054,415	) (l)	(2,461,600	) (n)	(5,378,811)
Total other (expense) income	(346,562)	(987,118)		(537,919)		8,803	(1,054,415)		(2,461,600)		(5,378,811)

Net (loss) income	(4,315,331)	(490,290)		(599,428)		243,046	(1,709,725)		(3,506,499)		(10,378,227)

Net (loss) income attributable to Noncontrolling Interest	-	(302,754	) (m)	(451,331	) (m)	-	(882,218	) (m)	(2,268,354	) (o)	(3,904,657)
Net (loss) income attributable to common shareholders	$(4,315,331)	$(187,536	) (n)	$(148,097	) (n)	$243,046	$(827,507	) (n)	$(1,238,145	) (p)	$(6,473,570)

Basic and Diluted Loss Per Common Share	$(5.34)										$(8.00)

Weighted Average Common Shares Outstanding	809,304										809,304

See Notes to Unaudited Pro Forma Consolidated Statement of Operations

F-10

BLUEROCK MULTIFAMILY GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

(a)	Historical consolidated financial information derived from the Company’s annual report on Form 10-K for the year ended December 31, 2011.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of additional joint venture interest in the Springhouse Property as if these assets had been acquired on January 1, 2011, which would result in consolidation of the operations of the Springhouse Property on the Company’s consolidated statement of operations, including pro forma adjustments, for the entire period. Adjustments were derived directly from the property’s actual results of operations for the year ended December 31, 2011.

(c)	Represents adjustments to historical operations of the Company to give effect to the purchase of additional joint venture interest in the Creekside Property as if these assets had been acquired on January 1, 2011, which would result in consolidation of the operations of the Creekside Property on the Company’s consolidated statement of operations for the entire period. Adjustments were derived directly from the property’s actual results of operations for the year ended December 31, 2011.

(d)	Reflects sale of the Company’s 32.5% equity interest in BR Meadowmont Managing Member, LLC (the “Meadowmont Managing Member JV Entity”) to Bluerock Special Opportunity + Income Fund II, LLC, for an aggregate purchase price of $3.1 million, excluding closing costs and a disposition fee paid to an affiliate of the Advisor of $136,216.

(e)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Enders Property as if these assets had been acquired on January 1, 2011. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments, for the year ended December 31, 2011.

(f)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Property as if these assets had been acquired on January 1, 2011. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments, for the year ended December 31, 2011.

(g)	Represents base rental income, operating cost reimbursements and other income from tenants (not reflected in the historical statement of operations of Bluerock Multifamily Growth REIT, Inc.) for the year ended December 31, 2011.

(h)	Represents rent-related expenses and expenses related to other operating activities based on historical operating results of each property.

(i)	Represents depreciation and amortization expense for the year ended December 31, 2011 based on the preliminary allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful life of 30 – 35 years for the building, 15 years for building and land improvements and five years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year.

(j)	Represents the write-off of the Company’s equity interest in each property, upon consolidation of each property’s historical financial information.

(k)	Represents interest expense incurred on a $23.4 million mortgage loan which bears a fixed interest rate of 5.66% and matures on January 1, 2020, net of the amortization of the fair value of debt at acquisition date adjustment, calculated as if the loan were acquired January 1, 2011..

(l)	Represents interest expense incurred on a $13.0 million mortgage loan which bears a fixed interest rate of 4.60% and matures on November 11, 2050, net of the amortization of the fair value of debt acquisition date adjustment, calculated as if the loan were acquired January 1, 2011.

F-11

(m)	Represents interest expense incurred on a $17.5 million mortgage loan which bears a fixed interest rate of 3.97% that matures on November 1, 2022 and interest expense incurred on a $4.8 million draw from a working capital line of credit which bears an interest rate of 7.50%.

(n)	Represents interest expense incurred on a $36.7 million mortgage loan which bears a fixed interest rate of 5.35% that matures on January 1, 2023 and interest expense incurred on a $6.0 million draw from a working capital line of credit which bears an interest rate of 7.50%.

(o)	Represents the noncontrolling interest in the consolidated property’s net income (loss).

(p)	Represents the Company’s interest in the consolidated property’s net income (loss).

F-12